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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported)       July 1, 2000
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                             COWLITZ BANCORPORATION
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             (Exact name of registrant as specified in its charter)


         Washington                     000-23881                91-1529841
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(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                               927 Commerce Avenue
                           Longview, Washington 98632
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              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: (206) 423-9800
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On April 25, 2000, Cowlitz Bancorporation (the "Company"), and its subsidiary Cowlitz Bank, entered into an Agreement for Merger (the "Agreement") with Northern Bank of Commerce ("Northern"). Pursuant to the Agreement, Cowlitz Bank would acquire all of the outstanding shares of Northern through the merger of a wholly-owned interim bank subsidiary of Cowlitz Bank with and into Northern. On July 1, 2000, the transaction described in the Agreement closed, at which time the Company (through its subsidiary Cowlitz Bank) paid to the shareholders of Northern $3,039,480.56 (the "Consideration") of which $998,861.56 was placed into escrow for up to one year to indemnify Cowlitz Bank from certain losses relating to certain of Northern's loans.

     The value of the Consideration was based on an arm's length negotiation between the parties after considering the perceived value of the Northern business and its assets and the liabilities of Northern that are to be assumed by the Company's subsidiary, Cowlitz Bank.

     The source of the Consideration was cash on hand.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired. To be filed by amendment within 60 days of this report.

(b) Pro forma financial information. To be filed by amendment within 60 days of this report.

(c) Exhibits.

EXHIBITS.         DESCRIPTION

2.1 Agreement for Merger dated April 25, 2000 by and among Cowlitz Bancorporation, Cowlitz Bank and Northern Bank of Commerce. Schedules and similar attachments to this Exhibit have not been filed; upon request, the Company will furnish supplementally to the Commission a copy of any omitted schedule.

99.1              Press Release issued by the Company on July 3, 2000.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                            COWLITZ BANCORPORATION

                                            By: /s/ Benjamin Namatinia
                                               --------------------------------
                                                    Benjamin Namatinia
                                                    Chief Executive Officer



Date:  July 14, 2000


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                                  EXHIBIT INDEX

2.1 Agreement for Merger dated April 25, 2000 by and among Cowlitz Bancorporation, Cowlitz Bank and Northern Bank of Commerce. Schedules and similar attachments to this Exhibit have not been filed; upon request, the Company will furnish supplementally to the Commission a copy of any omitted schedule.

99.1      Press Release issued by the Company on July 3, 2000.